Exhibit 32.2

Certification by the Senior Vice President – Chief Financial Officer

Pursuant to 18 U.S.C. Section 1350,

as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Cindy L. Konich, Senior Vice President – Chief Financial Officer of the Federal Home Loan Bank of Indianapolis certify that, to the best of my knowledge:

1. The Registrant’s Quarterly Report on Form 10-Q for the period ended March 31, 2009 (“Report”), fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: May 15, 2009

By:	/s/ CINDY L. KONICH
Name:	Cindy L. Konich
Title:	Senior Vice President – Chief Financial Officer

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